Exhibit 99.2

1847 Goedeker Inc. (NYSE American: GOED) Investor Presentation Q2 2021

2 Investor Presentation | August 2021 Safe Harbor F orw ar d L ook i n g St a t e m e n t s This presentation contains forward - looking statements that are based on our management’s beliefs and assumptions and on information currently available to us . All statements other than statements of historical facts are forward - looking . These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements . Forward - looking statements include, but are not limited to, statements about : • the synergies that we expect to experience resulting from the acquisition of Appliances Connection; • our ability to successfully integrate Appliances Connection’s business with our existing business; • the impact of the COVID - 19 pandemic on our operations and financial condition; • our goals and strategies; • our future business development, financial condition and results of operations; • expected changes in our revenue, costs or expenditures; • growth of and competition trends in our industry; • our expectations regarding demand for, and market acceptance of, our products; • our expectations regarding our relationships with investors, institutional funding partners and other parties with whom we collaborate; • our expectation regarding the use of proceeds from this offering; • fluctuations in general economic and business conditions in the markets in which we operate; and • relevant government policies and regulations relating to our industry. In some cases, you can identify forward - looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “poten tia l,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward - looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the registration statement that we have filed with the SEC. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward - looking statements. No forward - looking statement is a guarantee of future performance. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date on which the statements are made in this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. The forward - looking statements made in this presentation relate only to events or information as of the date on which the statements are made in this presentation. Although we have ongoing disclosure obligations under United States federal securities laws, we do not intend to update or otherwise revise the forward - looking statements in this presentation, whether as a result of new information, future events or otherwise. Non - GAAP Financial Measures While the Company reports financial results in accordance with accounting principles generally accepted in the United States, this presentation includes certain non - GAAP measures, which are not presented in accordance with GAAP or substitutes for GAAP measures. Non - GAAP measures have various limitations as analytical tools, and the recipient should not consider them in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. Further, because not all companies use identical calculations, the presentation herein of non - GAAP measures may not be comparable to other similarly titled measures reported by other companies. For a reconciliation of non - GAAP measures to the comparable GAAP measures, see the ”EBITDA Reconciliation” page. Pro f o rm a R e s ul ts This presentation contains unaudited proforma results of operations, which have been prepared for information purposes only. The unaudited proforma results of operations are not intended to present actual results that would have been attained had the acquisition of Appliances Connection been completed as of January 1, 2020, or to project potential operating results as of any future date or for any future periods. Appliances Connection’s revenue and net income for the three and six months ended June 30, 2021 included in the Company’s consolidated statement of operations amounted to approximately $47,780,835 and $4,872,936, respectively.

Contents Section 1 Q2 Highlights Section 2 Market Opportunity & Competitive Positioning Section 3 Aligned & Experienced Leadership Appendix Consolidated Financial Results

Q2 Highlights

The acquisition of Appliances Connection has transformed Goedekers into the largest pure ecommerce company in the rapidly growing U.S. home appliance market, with more than 57,000 SKUs and an expanding, nationwide fulfillment network. We have a clear six - point strategy for achieving scale and market leadership: x Provide Unmatched Selection x Ensure Competitive Pricing x Offer Quick Shipping x Maintain Frictionless Technology x Employ Highly - Targeted Marketing x Deliver Fast, Expert Customer Care Our strategy is being implemented by a leadership team that possesses significant retail and ecommerce experience as well as substantial stockholdings. (1) (1) See slide 21 for a detailed breakdown of insiders’ common stock ownership. Investor Presentation | August 2021 5

Q2 Financial Highlights

Strong Cash Position	Sizable Revenue	Record Gross Profit	Record Adj. EBITDA[1]
$53.6M	**$140.1M**	**$33.3M**	**$15.2M**
Combined Cash and Restricted Cash	Combined Proforma Sales +53.16% Y/Y	Combined Proforma Gross Profit	Combined Proforma Adj. EBITDA
			10.8%
			Combined Proforma Adj. EBITDA Margin

(1.) Reconciliation of non-GAAP financial measures is provided in the EBITDA Reconciliation Page in the Appendix of this Investor Presentation. All results are consolidated. Y/Y reflects Q2 2021 vs. Q2 2020.

Investor Presentation | August 2021

GOEDEKERS 6

Q2 Operational Highlights We focused on continuing to build a clear value proposition that attracts and retains customers: Wider Selection • Leveraged long - standing and new vendor and supplier relationships to reach more than 57 , 000 SKUs • Curated diverse assortments of primary and secondary products in anticipation of emerging customer needs • Maintained comprehensive access to core, premium and luxury brands Competitive Pricing • Implemented at market or better market pricing by strictly adhering to MAP policies, as well as opportunistic pricing discounts • Integrated industry - leading price scraping mechanism to keep our pricing competitive and flexible Leading Customer Care • Cemented position as the fulfillment leader in premium and luxury brand products ( 6 – 10 day shipping) • F oc u s e d m a r k e t i n g and efforts on growing our community of loyalists s oc i al or g anic • Esta b li s he d a u nif i e d c ust o m e r service team that is almost entirely in - house to improve customer satisfaction Investor Presentation | August 2021 7

Q2 Operational Highlights (Cont.)

We focused on integrating Appliances Connection and positioning the combined organization to scale:

New Talent Integration

- Albert Fouerti joined as President after building Appliances Connection into an ecommerce powerhouse
- Elie Fouerti joined as Vice President after serving in key operational roles at Appliances Connection during a period of significant growth
- Maria Johnson joined as CFO after holding senior finance roles at brands such as John Hardy and PepsiCo

Supply Chain Expansion

- Expanded from one point of distribution to two – St. Louis and New Jersey – in order to operate flexible national order fulfillment
- Identified additional fulfillment center opportunities in Florida, Texas and California
- Began optimizing improved shipping and hauling costs based on economies of scale

Technology Optimization

- Signed agreement to implement new warehouse management systems to streamline the flow of inventory and information
- Continued investing in best-in-class pricing algorithms and AI to drive customer acquisition

Investor Presentation | August 2021 GOEDEKERS 8

Initiated a Strategic, Unified Rebranding Process • As the largest pure online retailer of household appliances in the U . S . , it is essential that our newly - combined entity has a clear brand and identity that resonates with customers • We are working with an experienced branding and marketing firm to review our brand name, brand identity, visual identity system and consumer messaging • The goal of this review is to establish a platform that will help accelerate our growth and deepen our relationship with the customer • We expect to commence our rebrand in the first half of 2022 + Investor Presentation | August 2021 9

Announced Appliance Gallery Acquisition • Go e dek e r s r e ce n tl y acquired A p p li a nce G a ll e ry , a highly regarded Florida - based luxury appliance retailer • In addition to helping us access more premium and luxury brands, the transaction gives us a strategic foothold in the southeast as we continue to expand our operations and fulfillment centers across the nation • The transaction closed in July 2021 Investor Presentation | August 2021 10

Our Market Opportunity & Competitive Positioning

Household Appliances is a Rapidly Growing Market Source: Statista; Mordor Intelligence: United States Major Home Appliances Market - Growth, Trends, Covid - 19 Impact, And Forecasts (2021 - 2026) . Major Household Appliances Market Revenue in the U.S. from 2012 to 2026 (in billion U.S. dollars) Investor Presentation | August 2021 12 • The U.S. Household Appliances market’s largest segment is “Major Appliances” o This segment includes refrigerators, freezers, dishwashers, washing machines, cookers and ovens • Revenue from Major Appliances alone is forecast to amount to $ 22 . 5 billion in 2021 • The Major Appliances segment’s compound annual growth rate is expected to increase 3 . 08 % by 2026

Consumers are Increasingly Embracing Online Channels 13% 0% 10% 20% x Dig i t a l l y - Savv y M il l en n i als a r e E n t e r i ng t h e Category due to the COVID - 19 Pandemic • There has been a sharp increase in the formation of new households during the pandemic – this is a trend we expect to continue as the Delta variant persists • According to the U . S . Census Bureau, there are ~ 193 million individuals between the ages of 20 and 64 in U . S . that are accustomed to purchasing goods online • As younger generations age, start new families and move into new homes, online sales of household appliances are expected to increase x Older Generations are Gravitating to Ecommerce • On l i n e h o u s e ho l d app l ia n c e s ma r k e t i s exp e c te d to con t i n u e exp l o si v e g row t h a s o l de r g e n erat i o n s of purc h a se r s o f c o n s u m er p r o d uct s b e co m e i n cr e a si ngl y co mf o r t a b l e p u rc h a si n g o n l i ne , par t i c u l ar l y w hen t he process is easy and efficient 100 , 000 110 , 000 120 , 000 130 , 000 2 0 00 2 0 01 2 0 02 2 0 03 2 0 04 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 C o ns um e r A p p l i a n ce s A p p a re l C o ns um e r El e c t ro n i c s Steep Change in Online Penetration During COVID - 19 U.S. Online Penetration of Selected Verticals (2020) 50% 46% 40% 36% 30% Pa n d e m i c Dr i v e s Ne w H o u se h o l d For m a t io n New Household Formation Since 2000 (000’s) Ho u s eho l ds N um b e r of Ho u s e ho lds Source: Statista, Bank of America, U.S. Department of Commerce, Epsilon, U.S. Census Bureau. Investor Presentation | August 2021 13

Data Suggests Consumers May Make More Household Appliance Purchases Online Post - Pandemic Goedekers is in a position to harness this substantial behavioral shift toward online shopping 30% expected growth in consumers purchasing appliances online post - pandemic Investor Presentation | August 2021 14 46% of U.S. consumers are shopping online for products they previously bought in stores 17% of consumers purchased household appliances online in 2020 Source: EY: US Future Consumer Index Edition 5: An online holiday sets the stage for retail’s future (November 2020); McKinsey & Company: Perspectives on retail and consumer goods (August 2020 Report); Statista: Online purchases by category in the U.S. 2020 (January 2021).

The Significant Fragmentation Across Categories Expands Our Opportunity Set

Goedekers is the only household appliances retailer that specializes in the Core, Premium and Luxury categories – other retailers are more focused on selling Core appliances

Goedekers

- ✓ Assortment emphasizes Premium, with strong Luxury representation
- ✓ Wide selection across easy to navigate websites
- ✓ Expert-staffed call centers to guide customer journey
- ✓ Efficient fulfillment platforms
- ✓ Competitive pricing
- ✓ Purpose-built, data-driven platforms drive customer conversion and upsell

Big Box Retailers *Best Buy, The Home Depot, Lowe's*	× 5,000+ store fronts × Assortment focuses on Core, very limited selection × Discount-driven × No Luxury assortment available
Independent Dealers And Smaller Chains	× 2,000+ store fronts × Focus on Core brands with limited Premium offerings × Limited selection × Size of business makes maneuvering supply chain constraints challenging
Mass Market Resellers *Amazon, eBay, Overstock, Wayfair*	× Inconsistent brands, models and availability × Non-integrated, insufficient product information × Delivery dates and times vary significantly × No sales or customer service interaction at point of sale × Little to no direct factory contact for warranty and servicing

Source: Statista, SICCode.

Investor Presentation | August 2021 GOEDEKERS 15

Goedekers Regional Retailers M as s M a r k et Resellers Wayfair M as s M a r k et Resellers Amazon Big Box Best Buy, The Home Depot, Lowe’s Carries brands across all categories: Core, Premium and Luxury High Growth Business Expert - Level Customer Service Efficient Supply Chain Ecommerce Centered Br a nd / Pr oduct Selection Scalable Marketing Strategy Our Competitive Positioning: Distinct Value Proposition vs. Peers Investor Presentation | August 2021 16

Our Competitive Positioning: Distinct Direct - to - Customer Model Frictionless Website • S i mple onlin e st o r e with deep selection, competitive prices • Responsive design for mobile and tablet experiences • Real - time customer insights and analytics Expert Customer Service • Stress - free o r der - b y - p h on e convenience • Sales representatives on stand - by to assist customer needs • T a l ki n g t o p eo p l e b efo r e and after they buy Specialized Troubleshooting • On - demand expert support from experienced home appliance sales representatives • Chat with experts 365 days a year Accommodative Delivery and Payment Options • Installation and haul - away services • Free shipping and white glove delivery • Zero interest, easy financing We take a customer - first approach to ecommerce, providing high - tech and high - touch customer service at each step of the buying journey Investor Presentation | August 2021 17

We Are Taking Steps to Strengthen Our Positioning Leveraging Increased Scale to Secure Improved Vendor and Supplier Terms Renegotiate contracts with vendor network to provide for more favorable terms, including improved payment terms Post - acquisition, the Company is sourcing more product and maintaining a robust inventory with speedy fulfillment time to ensure customer satisfaction Continue to focus on expanding product availability to maintain our differentiated offering and win new customers Growing the Fulfillment Network to Meet Expected Online Growth In the coming quarters, we expect to sign leases on multiple additional fulfillment centers to expand our reach in new geographies Integrate leading logistics software and technologies to further streamline supply chain processes Continue to penetrate markets in states where home values are high, such as California and Florida Investor Presentation | August 2021 18

We Are Taking Steps to Strengthen Our Positioning (Cont.) Identifying New Ways to Attract Customers and Build Long - Term Loyalty Remove sales friction by offering competitive financing plans to customers Increase data - driven targeting and differentiated digital engagement to augment existing customer base Continue to utilize working capital to negotiate more deals with specific brands to satisfy all customers’ needs Consistently Striving to Become a Leader in Customer Service Enforce internal commitments to having the best customer service team by being fast, friendly and focused to surpass stated goals Further improve customer support system by increasing the number of calls without waiting and implement a customer rewards program to boost retention Maintain competitive pricing and accelerate shipping times to delight customers Investor Presentation | August 2021 19

Our Aligned Leadership

Aligned Leadership Collectively Holds ~9% of Goedeker Stock Investor Presentation | August 2021 21 Executive or Director Common Stock Ownership* Doug Moore, CEO and Director 29,297 Albert Fouerti, President and Director (1) 2,947,986 Maria Johnson, CFO 0 Robert D. Barry, CAO (2) 35,199 Thomas S. Harcum, CMO and CTO 6,041 Jacob Guilhas, VP of Logistics 5,859 Elie Fouerti, VP (3) 2,947,986 Michael K. Hargrave, Chief Merchant 3,906 Ellery W. Roberts, Chairman of the Board 1,421,235 Ellette A. Anderson, Director 23,438 Clark R. Crosnoe, Director (5) 556,638 Paul A. Froning, Director 66,066 Glyn C. Milburn, Director 25,638 Alan P. Shor, Director 23,438 Edward J. Tobin, Director 984,118 9,076,846 (1) The 2021 Albert Fouerti Trust, is the owner of these shares for beneficial ownership purposes. (2) Includes 13,000 shares of common stock held by Mr. Barry's spouse. (3) The 2021 Elie Fouerti Trust, is the owner of these shares for beneficial ownership purposes. (4) Includes 444,400 shares held by CRC Investment Fund LP and 88,800 shares held by NM 2018 Trust. Mr. Crosnoe is the Managing Member and owns 100% of CRC Investment Fund GP, LLC, the General Partner of CRC Investment Fund LP, and of CRC Capital LLC, the Manager of CRC Investment Fund LP, and has voting and investment power over the securities held by CRC Investment Fund LP. Mr. Crosnoe is the Investment Adviser to NM 2018 Trust and also has a power of attorney to direct purchases and sales of securities held by it. Mr. Crosnoe disclaims beneficial ownership of the shares held by CRC Investment Fund LP and NM 2018 Trust except to the extent of his pecuniary interest, if any, in such shares. *As of July 31, 2021.

Establishing a Culture of Incentivization We have retained a leading, independent compensation consultant to support a number of important initiatives, including: Creating a Short - Term Incentive Plan • Collect peer data on performance metric selection, weightings, performance - based payout slopes and forms of awards • Design considerations for the coming year that help align with new strategy and the likelihood of achievement of key goals Developing a Long - Term Incentive Plan • Conduct an analysis of the key plan elements found at peers • D e v e lo p L TI g r a n t gu i d eline s to use for annual and new hire grants • Construct a model to keep executives aligned with Company performance (without minimizing individual incentives) Investor Presentation | August 2021 22

Proven Management Doug Moore CEO & Director (joined 2019) and online sales strategies Investor Presentation | August 2021 23 Strong Skillset Strong C - Level Background x More than 25 years of retail sector operations experience x Former EVP and Chief Merchandising Officer for Circuit City during growth periods o Managed marketing and supply chain x Deep expertise in merchandising, supply chain, product sourcing and marketing x Strong background standing up ecommer x Former SVP, President of Appliances and Chief Merchant at Sears during growth periods o Nine straight quarters of profitability and market share growth in appliances division o Negotiated Sears’ private - label deals (e.g., ce Kenmore) Mr. Moore is also aligned with stockholders based on his stockholdings and annual compensation (which is heavily weighted toward equity).

Proven Management Albert Fouerti President & Director (joined 2021) Strong Skillset Strong Leadership Background x More than 20 years of retail operations and ecommerce experience x Currently President of 1847 Goedekers x Deep expertise in merchandising, product sourcing, fulfillment and pricing strategy x Founder of Appliances Connection and CEO during a 20 - year period of growth x Extensive relationships with vendors, suppliers and logistics partners x Founder of 1 Stop Camera, an omni - channel electronics retailer Mr. Fouerti is also aligned with stockholders based on sizable stockholdings and his plans to remain an owner of the Company. Investor Presentation | August 2021 24

Board Possesses Strong Brand, Retail and Financial Experience

Chair Ellery W. Roberts

Governance and financial expert with over 20 years of private equity investing experience in growth markets and significant public board experience

Ellette A. Anderson

Digital marketing and advertising founder who holds multiple industry awards recognizing her work on household brands

Clark R. Crosnoe

Registered investment advisor and former banker with over 24 years of investing and strategic advisory experience in the consumer space

Albert Fouerti

Retail entrepreneur and pioneer for online shopping, who helped take the household appliance industry into the digital age over his 20-year+ career

Paul A. Froning

Successful founder of a private equity firm and former public company executive who began his career at Lazard

Glyn C. Milburn

Business leader with years of valuable policy development, regulatory and strategic planning experience

Douglas T. Moore

Proven c-level retail executive with 25 years of experience in merchandising, supply chain and sourcing, ecommerce and marketing.

Alan P. Shor

Respected retail executive and founder who currently advises four high-growth retail chains and previously served as COO and board member of the Zale Corporation

Edward J. Tobin

Experienced venture capital investor specializing in structured finance transactions and holds an MBA from Wharton

Investor Presentation | August 2021
GOEDEKERS 25

Board has Diversity, Expertise and Ownership Perspectives

Director	Retail Experience	Operational Experience	Ecommerce Experience	Executive Experience	Meaningful Stock Ownership
Ellery W. Roberts	✓			✓	✓
Ellette A. Anderson		✓	✓	✓	
Clark R. Crosnoe	✓			✓	✓
Albert Fouerti	✓	✓	✓	✓	✓
Paul A. Froning	✓			✓	✓
Glyn C. Milburn		✓		✓	
Doug Moore	✓	✓	✓	✓	✓
Alan P. Shor	✓	✓	✓	✓	
Edward J. Tobin				✓	✓

Investor Presentation | August 2021 GOEDEKERS 26

Ap p endix

Appendix: Balance Sheet Investor Presentation | August 2021 28

Appendix: Income Statement Investor Presentation | August 2021 29

Appendix: Cash Flows Investor Presentation | August 2021 30

Appendix: Cash Flows (Cont.) Investor Presentation | August 2021 31

Appendix: EBITDA Reconciliation Investor Presentation | August 2021 32 This presentation includes certain “non - GAAP” financial measures, including adjusted EBITDA . A non - GAAP financial measure is a numerical measure of historical or future performance, financial position or cash flow that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure as calculated and presented . GAAP refers to generally accepted accounting principles in the United States . Non - GAAP financial measures are provided as additional information to investors to provide them with an alternative method for assessing our financial condition and operating results . These measures are not meant to be a substitute for GAAP and may be different from or otherwise inconsistent with non - GAAP financial measures used by other companies . The table below reconciles the most directly comparable GAAP financial measures to adjusted EBITDA . EBITDA, or earnings before interest, income taxes, depreciation and amortization, is calculated as net income (loss) before interest expense, income tax benefit (expense), depreciation expense and amortization expense . Amortization expenses consist of amortization of intangibles and debt charges, including debt issuance costs, discounts and the like . Adjusted EBITDA is calculated utilizing the same calculation as described above in arriving at EBITDA, which is further adjusted, in the case of our company, by : (i) a loss on extinguishment of debt ; (ii) an impairment loss on the abandonment of a right - of - use asset ; and (iii) non - recurring expenses related to the acquisition of Appliances Connection . To provide investors with additional information about our financial results, we disclose within this presentation adjusted EBITDA, which is a non - GAAP financial measure, of Goedekers and Appliances Connection . These metrics are derived exclusively from the operations of Goedekers and Appliances Connection, as applicable, as reflected in the financial statements of Goedekers and Appliances Connection, as applicable . We have provided below a reconciliation adjusted EBITDA and net income (loss) before income taxes . Net income (loss) before income taxes is the most directly comparable financial measure prepared in accordance with GAAP . We have included adjusted EBITDA because we believe it enhances investors’ understanding of the operating results of Goedekers and Appliances Connection, as applicable . Adjusted EBITDA is provided because management believes it is an important measure of financial performance commonly used to determine the value of companies, to define standards for borrowing from institutional lenders and because it is the primary measure used by management to evaluate our performance . Some limitations of Adjusted EBITDA are : Adjusted EBITDA does not reflect the interest expense of, or the cash requirements necessary to, service interest or principal payments on our debts; Adjusted EBITDA does not reflect income tax payments that may represent a reduction in cash available to us; although depreciation and amortization are non - cash charges, the assets being depreciated and amortized may have to be replaced in the future; and other companies may calculate Adjusted EBITDA differently or not at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income (loss) of Goedekers and Appliances Connection, as applicable .

Appendix: EBITDA Reconciliation (Cont.) Investor Presentation | August 2021 33 For the Three Months Ended June 30, 2021 For the Six Months Ended June 30, 2021 N E T I N C O M E $ 17.3 $ 32.9 ADJUSTMENTS Income taxes (7.3) (5.6) Interest expense 1.0 1.5 Financing costs 0.1 0.1 Depreciation and amortization 0.3 0.5 EBITDA 11.5 29.4 Ac q ui sition ex p e nses 0.5 1.0 Loss on extinguishment of debt 1.8 1.8 Loss on abandonment of Right of Use asset 1.4 1.4 ADJUSTED EBITDA $ 15.2 $ 33.6